                                                                         ANNEX I
                                                                         -------

                           FORM OF RIGHT CERTIFICATE

Certificate No. R-
_______ Rights

NOT EXERCISABLE AFTER MARCH 26, 2011 OR EARLIER IF NOTICE OF REDEMPTION IS GIVEN. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $.01 PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. [THE RIGHTS REPRESENTED BY THIS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OF AN ACQUIRING PERSON (AS EACH SUCH TERM IS DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHT CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF THE RIGHTS AGREEMENT. THE RIGHTS
 AGENT WILL MAIL TO THE REGISTERED HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT, AS IN EFFECT ON THE DATE OF MAILING, WITHOUT CHARGE UPON WRITTEN REQUEST.]*

*  The portion of the legend in brackets shall be inserted only if applicable.



                               Right Certificate

                             MYKROLIS CORPORATION

     This certifies that     , or registered assigns, is the registered owner of
the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Common Stock Rights Agreement dated as of November 29, 2001 (as may be amended and/or restated from time to time, the "Rights Agreement") between Mykrolis Corporation, a Delaware corporation (the "Company"), and Equiserve Trust Company, N.A. (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M. (Boston time) on March 26, 2011 (the "Expiration Date") at the Principal Office (as such term is defined in the Rights Agreement) of the Rights Agent, or its successors as Rights Agent, in Boston, Massachusetts, one fully paid nonassessable share of the Common Stock, $.01 par value per share ("Common Stock"), of the Company per each Right represented hereby, at a purchase price of $130.00 per share (the "Purchase Price") upon presentation and surrender of this Right Certificate with the Form of Election to Purchase set forth on the reverse side hereof and the certificate contained therein duly executed. The number of Rights evidenced by this Right Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and Purchase Price as of December 31, 2001, based on the shares of Common Stock of the Company as constituted at such date.

     As more fully set forth in the Rights Agreement, upon the occurrence of a Common Stock Event (as such term is defined in the Rights Agreement), if the Rights evidenced by this Right Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate of an Acquiring Person (as each such term is defined in the Rights Agreement) or (ii) a Disqualified Transferee (as defined in the Rights Agreement), such Rights shall automatically become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Common Stock Event.

     As provided in the Rights Agreement, the Purchase Price and the number of shares of Common Stock which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

     In the circumstances described in Section 13 of the Rights Agreement, the securities issuable upon the exercise of the Rights evidenced hereby, shall be the common stock or similar equity securities or equity interests of an entity other than the Company.

     This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the Principal Office of the Rights Agent and may be obtained by the holder of any Rights upon written request to the Rights Agent.

     This Right Certificate, with or without other Right Certificates, upon surrender at the Principal Office of the Rights Agent, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Common Stock as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof, another Right Certificate or Right Certificates for the number of whole Rights not exercised.

     Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company, by a two-thirds vote of the Directors, at any time prior to the Expiration Date, at a redemption price of $.01 per Right (which amount is subject to adjustment as provided in the Rights Agreement.)

     The Company is not obligated to issue whole or fractional shares of Common Stock (or other securities) upon the exercise of any Right or Rights evidenced hereby, but in lieu thereof a cash payment may be made, at the election of the Company, as provided in the Rights Agreement.

     No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Common Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or, to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Right Agreement.

     This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

     WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Dated as of _____________, 2001.    MYKROLIS CORPORATION


                                    By: ___________________________
ATTEST:                             Name:
[Seal]                              Title:

_______________________________
Secretary


Countersigned:

EQUISERVE TRUST COMPANY, N.A.


BY: ___________________________
     Authorized Officer

Date of Countersignature:

                  [Form of Reverse Side of Right Certificate]

                               FORM OF ASSIGNMENT

                (To be executed by the registered holder if such
              holder desires to transfer the Right Certificates.)


     FOR VALUE RECEIVED ___________________ hereby sells, assigns and transfers unto __________________________________________________________________________,
      (Please print name and address of transferee)

________________________________________________________________________________

whose social security or tax identification number, is: ________________________

the Rights evidenced by this Right Certificate, together with all right, title and interest herein, and does hereby irrevocably constitute and appoint _______________ Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated: ________________, 20__.



___________________________
Signature


Signature Guaranteed:

                                     NOTICE

The signature to the foregoing Assignment must correspond to the name as written upon the fact of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

                         FORM OF ELECTION TO PURCHASE

     (To be executed if holder desires to exercise the Right Certificate.)

To Mykrolis Corporation:

     The undersigned hereby irrevocably elects to exercise _____________ Rights represented by this Right Certificate to purchase the shares of Common Stock (or other securities) issuable upon the exercise of such Rights and requests that certificates for such shares be issued in the name of:

Please insert social security
or other identifying number ______________________

________________________________________________________
 (Please print name and address)

________________________________________________________

     If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number ___________________________

________________________________________________________
 (Please print name and address)

________________________________________________________

Dated: _____________, 20__.



________________________
Signature

           (Signature must conform in all respects to name of holder as specified on the fact of this Right Certificate)


Signature Guaranteed:

                                  Certificate

     The undersigned hereby certifies by checking the appropriate boxes that:

               (1) The Rights evidenced by this Right Certificate [_] are [_] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate of any such Acquiring Person (as each such term is defined in to the Rights Agreement); and

               (2) After due inquiry and to the best knowledge of the undersigned, it [_] did [_] did not acquire the Rights evidenced by this Right Certificate after the occurrence of a Common Stock Event (as such term is defined in the Rights Agreement) from any Person who is, was or became an Acquiring Person or an Affiliate of an Acquiring Person.


Dated: ________________, 20___.



____________________________
Signature